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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 21, 2007
                                                          ------------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         United States                0-50801              84-1655232
         -------------                -------              ----------
(State or other jurisdiction of      (Commission          (IRS Employer
 incorporation or organization)      File Number)       Identification No.)


803 Main Street, Willimantic, Connecticut                  06226
-----------------------------------------                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR.
                -----------

         On November 21, 2007, SI Financial Group, Inc. (the "Company"), the holding company for Savings Institute Bank and Trust Company, amended Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Shell Company Transactions:  Not applicable

         (d)    Exhibits

                Number        Description
                ------        -----------

                3.1           Amended and Restated Bylaws of SI Financial Group,
                              Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SI FINANCIAL GROUP, INC.


Date: November 26, 2007                By: /s/ Rheo A. Brouillard
                                           -------------------------------------
                                           Rheo A. Brouillard
                                           President and Chief Executive Officer